EXPLANATORY NOTE

On behalf of Brookfield Investment Funds (the “Trust”) and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are eXtensible Business Reporting Language (“XBRL”) exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in the Trust’s Prospectuses.  The purpose of this filing is to submit the XBRL exhibits for the risk/return summary information provided in the 497(c) filing dated May 3, 2018.

Registrant Name	Fund Name and Classes	SEC Accession Number
Brookfield Investment Funds

Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield U.S. Listed Real Estate Fund
Brookfield Real Assets Securities Fund
Brookfield Real Assets Debt Fund
Classes A, C, I and Y

0000894189-18-002711